SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[ ]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             ADVISORS SERIES TRUST
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
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    4)   Date Filed:
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
                              [September __, 1999]


Shareholder Name
Shareholder Address
City, State, Zip Code

Dear Shareholder:

     The Board of Trustees (the "Trustees") of the Advisors Series Trust (the "Trust") has announced a special meeting of shareholders (the "Special Meeting") to be held on [______, October __, 1999] at 10:00 a.m. Pacific time, at 465 Forest Avenue, Suite I, Laguna Beach, California to address an issue that is pertinent to your investment in the Al Frank Fund (the "Fund").

     On August 12, 1999, AF Holdings, Inc. ("AF Holdings") entered into a stock exchange agreement ("Exchange Agreement") to acquire all the outstanding capital stock of Al Frank Asset Management, Inc. ("AFAM"), the current investment advisor of the Fund. AFAM will continue to advise the Fund and AFAM's principals, Al Frank and John Buckingham, will remain active in the management of the Fund. As a result of this transaction, the Trustees of the Trust have determined that there is a change in control of the investment advisor and therefore, a new investment advisory agreement between the Trust on behalf of the Fund and AFAM. AF Holdings and the change in control is outlined in detail in the enclosed proxy materials.

     PLEASE REVIEW THE ENCLOSED MATERIAL AND COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD. IT IS IMPORTANT THAT YOU SUBMIT YOUR VOTE TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE SPECIAL MEETING.

     The Trustees recommend your approval of the new investment advisory agreement. The vote of every shareholder is important and your cooperation in returning your executed proxy promptly will be appreciated. We look forward to your vote in favor of the attached proposal.

                                         Sincerely,

                                         /s/ Thomas W. Marschel

                                         Thomas W. Marschel
                                         Assistant Treasurer to the
                                         Advisors Series Trust

Enclosures

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS
[SEPTEMBER __, 1999]

ADVISORS SERIES TRUST
AL FRANK FUND

     To the shareholders of the Al Frank Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"), for a Special Meeting of Shareholders (the "Special Meeting") to be held on [October __, 1999]:

     Notice is hereby given that a Special Meeting of the Fund will be held at 465 Forest Avenue, Suite I, Laguna Beach, California on [________, October __, 1999] at 10:00 a.m., Pacific time. At the Special Meeting, you and the other shareholders of the Fund will be asked to consider and vote:

1. To approve a new Investment Advisory Agreement between the Trust on behalf of the Fund and Al Frank Asset Management, Inc. ("AFAM"), pursuant to which AFAM will continue to serve as the new investment advisor with respect to the assets of the Fund, to become effective upon the acquisition of all the outstanding capital stock of AFAM by AF Holdings, Inc. ("AF Holdings");

2. To transact such other business as may properly come before the Special Meeting, or any adjournment thereof.

     Shareholders of record at the close of business on [September __, 1999] are entitled to notice of, and to vote at, the Special Meeting. Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you attend the Special Meeting, you may change your vote at that time.

                                       By Order of the Board of Trustees

                                       /s/ Chris O. Moser

                                       Chris O. Moser
                                       Secretary to the Trust

Laguna Beach, California
[September __, 1999]

PROXY STATEMENT
FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [OCTOBER __, 1999]


ADVISORS SERIES TRUST
AL FRANK FUND

INTRODUCTION

     This Proxy Statement is furnished by the Advisors Series Trust (the "Trust") to the shareholders of one its series, the Al Frank Fund (the "Fund"). This Proxy Statement is furnished on behalf of the Trust's Board of Trustees (the "Trustees") in connection with the Fund's solicitation of voting instructions for use at a Special Meeting of Shareholders of the Fund (the "Special Meeting") to be held on [________, October __, 1999] at 10:00 a.m., Pacific standard time, at the offices of the Fund, 465 Forest Avenue, Suite I, Laguna Beach, California and at any and all adjournments thereof, for the purposes set forth below and in the accompanying Notice of Special Meeting of Shareholders (the "Notice"). The approximate mailing date of this Proxy Statement is [September __, 1999]. At the Special Meeting, the shareholders of the Fund will be asked:

     1. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST ON BEHALF OF THE FUND AND AL FRANK ASSET MANAGEMENT, INC. ("AFAM"), PURSUANT TO WHICH AFAM WILL CONTINUE TO SERVE AS THE INVESTMENT ADVISOR WITH RESPECT TO THE ASSETS OF THE FUND, TO BECOME EFFECTIVE UPON THE ACQUISITION OF ALL THE OUTSTANDING CAPITAL STOCK OF AFAM BY AF HOLDINGS, INC. ("AF HOLDINGS");

     2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, OR ANY ADJOURNMENT THEREOF.

     Any voting instructions given to the Fund may be revoked at any time before the Special Meeting by notifying the Secretary of the Trust.

     The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. AFAM will reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Special Meeting will be borne by AFAM and not by the Fund or the Trust.

     Shareholders of the Fund at the close of business on [September __, 1999] will be entitled to be present and vote at the Special Meeting. As of that date, there were [_____________] shares of the Fund outstanding and entitled to vote, representing total net assets of approximately [$__________].

     [To the knowledge of the Trust's management, as of [September __, 1999] the officers and Trustees of the Trust owned as a group, less than 1% of the shares of the Fund ].

     To the knowledge of the Trust's management, as of [September __, 1999], the only persons owning beneficially more than 5% of the outstanding shares of the Fund were as follows:

                          [                          ]

     The Fund's investment advisor is Al Frank Asset Management, Inc., 465 Forest Avenue, Suite I, Laguna Beach, California 92651. The Fund's distributor is First Fund Distributors, Inc., 4455 East Camelback, Suite 261E, Phoenix, Arizona 85018. The Fund's administrator is Investment Company Administration LLC, 4455 East Camelback, Suite 261E, Phoenix, Arizona 85018.

     The persons named in the accompanying proxy will vote in each case as directed in the proxy, but in the absence of such direction, they intend to vote FOR PROPOSAL 1 and may vote in their discretion with respect to other matters not now known to the Trustees that may be presented to the Special Meeting.

     The approval of the new investment advisory agreement between the Trust on behalf of the Fund and AFAM ("New Agreement") requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. THE TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

ADDITIONAL INFORMATION ABOUT THE TRUST

         The following is a listing of the executive officers and Trustees of the Trust and their positions with the Trust. None of the executive officers or Trustees holds any position with AFAM or AF Holdings.

         OFFICERS                           TITLE
         --------                           -----
         Eric Banhazl                       President, Treasurer
         Steven Paggioli                    Vice President, Asst. Secretary
         Robert Wadsworth                   Vice President, Asst. Secretary
         Thomas W. Marschel                 Assistant Treasurer
         Chris O. Moser                     Secretary

         TRUSTEES
         Walter E. Auch
         Eric M. Banhazl
         Donald E. O'Connor
         George T. Wofford, III

APPROVAL OF THE NEW AGREEMENT

     The Special Meeting has been called for the purpose of approving the New Agreement for the Fund as a result of AF Holding's acquisition of all of the outstanding capital stock of AFAM (the "Transaction"), the investment advisor of the Fund. The Transaction represents an ownership change of AFAM (a "change in control") and, as a result, the existing Investment Advisory Agreement (the "Existing Agreement") between the Trust on behalf of the Fund and AFAM will terminate. Accordingly, shareholders of the Fund are being asked to approve the New Agreement.

EXISTING AGREEMENT

     AFAM serves as the investment advisor for the Fund under the Existing Agreement dated December 5, 1997. The initial shareholder of the Fund approved the Existing Agreement on January 2, 1998. The Existing Agreement provides for its automatic termination in the event of a legal assignment. A change in control of AFAM will constitute a legal assignment for this purpose. Under the Existing Agreement, AFAM is entitled to receive from the Fund fees at 1.00% of average annual net assets.

NEW AGREEMENT

     Except for two exceptions noted below, the terms of the New Agreement are identical to the terms of the Existing Agreement. A form of the New Agreement is attached to this Proxy Statement as EXHIBIT A, and the description set forth in this Proxy Statement of the New Agreement is qualified in its entirety by reference to EXHIBIT A.

     The New Agreement differs from the Existing Agreement in the following two respects:

     *    Different effective and termination dates; and

     * Modification to language of the New Agreement which allows the investment advisor to the Fund to recapture any waived or reduced fees and expenses in the subsequent three years provided that total fund expenses (including any recapture payments) do not exceed the current expense cap limit of the Fund.

     Under the New Agreement, AFAM will continue to provide certain investment advisory services to the Fund, including deciding what securities will be purchased and sold by the Fund, when purchases and sales are to be made, and arranging for such purchases and sales, all in accordance with the provisions of the Investment Company Act of 1940 (the "Investment Company Act") and any rules thereunder, the governing documents of the Trust, the fundamental policies of the Fund, as reflected in its registration statement, and any policies and determinations of the Trustees.

     As compensation for its services to the Fund under the New Agreement, AFAM will be entitled to receive from the Fund fees calculated at the same rate as those charged under the Existing Agreement. The New Agreement will continue in effect for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved by:

     1. a majority vote, cast in person at a meeting called for that purpose, of the Trustees; or

     2. a vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act and the rules thereunder) of the Fund; and

     3. in either event by a majority of the Trustees who are not parties to the New Investment Advisory Agreement or interested persons of the Trust or of any such party (the "Independent Trustees").(1)

     The New Agreement provides that it may be terminated at any time, without penalty, by either party upon 60 days' written notice, provided that such termination by the Fund shall be directed or approved by a vote of the Trustees, or by a vote of holders of a majority of the shares of the Fund.

     AFAM will continue to provide, at its expense, office space, facilities and equipment for carrying out its duties under the New Agreement. All other expenses incurred in the operation of the Fund will be borne by the Fund. Fund expenses include legal and auditing fees, fees and expenses of its custodian, accounting services and third-party shareholder servicing agents, Trustees' fees, the cost of communicating with shareholders and registration fees, as well as its other operating expenses.

     The New Agreement provides that AFAM shall have no liability to the Fund or any shareholders of the Fund for any act or omission in the course of or in connection with rendering services under the New Agreement, including any error of judgment, mistake of law or any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of AFAM of its duties under the New Agreement (the conduct referred to herein as "Disabling Conduct"), and except to the extent specified in Section 36(b) of the Investment Company Act with respect to loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services. The New Agreement provides that the Fund shall indemnify AFAM and its employees, officers and directors from any liability arising from AFAM's conduct under the New Agreement, except the Disabling Conduct, to the extent permitted by the Fund's governing documents and applicable law.

     AFAM, under a separate agreement (the "Operating Expenses Limitation Agreement") with the Trust on behalf of the Fund, has contractually agreed to, for an indefinite period, reimburse the Fund to the extent necessary so that its ratio of operating expenses to average net assets will not exceed 2.25%. The limitation is further described in the prospectus of the Fund. Operating expenses, as defined in the Operating Expenses Limitation Agreement, exclude (i) interest, (ii) taxes, (iii) expenditures for brokerage services, (iv) any extraordinary expenses and (v) sales charges and distribution fees.

----------
1 Independent Trustees are defined in the Investment Company Act as "non-interested trustees." Independent Trustees are not parties to the Fund's Investment Advisory Agreement, or interested persons of the Fund, Trust or advisor.

TERMS OF THE TRANSACTION

     AFAM is owned by the Al Frank Trust, the Victoria Baldwin Trust and John Buckingham (the "Owners"). Messrs. Frank and Buckingham are also key principals of AFAM. AF Holdings and the Owners of AFAM have entered into a Stock Exchange Agreement dated August 12, 1999, which provides for the outstanding capital stock of AFAM to be acquired by AF Holdings, a Minnesota corporation owned by an investor group which includes Mr. Kenneth E. Dawkins and Mr. James J. Dlugosch (see biographies set forth below). The Stock Exchange Agreement provides that Mr. Frank and Mr. Buckingham, officers and shareholders of AFAM, will enter into consulting and employment agreements, respectively, with AFAM and become shareholders of AF Holdings to help ensure that AFAM will continue to operate in a substantially similar manner. Messrs. Frank and Buckingham will assist in operating the investment policies of AFAM in a substantially similar manner as it had operated before the Transaction. Other than upgraded office space in a nearby area, no further changes to AFAM, including its method of operation, are contemplated.

     Pursuant to the Stock Exchange Agreement, the Owners of AFAM will exchange their equity interests in AFAM for monetary consideration and common stock in AF Holdings. The Owners will hold significant ownership interests in AF Holdings immediately following this exchange. As a result of the Transaction, AF Holdings will acquire all of AFAM's outstanding capital stock. All advisory contracts, customer lists, books, records, and the exclusive right to the name "Al Frank Asset Management, Inc." as all or part of a trade or corporate name will continue to be the property of AFAM. The control persons of AFAM will be Mr. Buckingham, Mr. Kenneth E. Dawkins and Mr. James J. Dlugosch.

INVESTMENT COMPANY ACT REQUIREMENTS

     Section 15(f) of the Investment Company Act provides that, when a change in control of an investment advisor occurs, the investment advisor or any of its affiliated persons (I.E., AFAM and its key principals) may receive any amount or benefit in connection with the change of control as long as the following two conditions are satisfied:

     * FIRST CONDITION. During the three-year period immediately following the Transaction, at least 75% of the Trust's Board of Trustees must be "Independent" of AFAM; and

     * SECOND CONDITION. As a result of the Transaction, no "unfair burden" may be imposed on the Fund. The term "unfair burden," as used in the Investment Company Act, includes any arrangement during the two-year period after the Transaction whereby AFAM, or any interested person of AFAM, receives, or is entitled to receive, any direct or indirect compensation, from the Fund or its shareholders (other than investment advisory fees) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Fund (other than principal underwriting services fees). No such compensation arrangements are contemplated in the Transaction.

     AFAM has assured the Board that both of these conditions will be met. There are a number of other conditions precedent to the closing of the Transaction.

Such conditions include, among other things, that all regulatory approvals and all third-party consents will have been duly and properly obtained, and that consents required will have been obtained from a specified percentage of AFAM's current clients, including the Fund, as required by applicable law.

     If the conditions for the Transaction are not met and the Transaction is not completed, the terms of the Existing Agreement will remain in effect. In the unlikely event that the New Agreement is not approved by the Fund's shareholders, the Trustees will promptly seek to enter into a new investment advisory agreement for the Fund, subject to approval by the Fund's shareholders.

     During the fiscal year ending December 31, 1998, AFAM earned advisory fees under the Existing Agreement of $50,113. However, under the Operating Expenses Limitation Agreement, AFAM reimbursed the Fund $75,246 for that year.

INFORMATION ON AFAM AND AF HOLDINGS

     AFAM is a California corporation with offices 465 Forest Avenue, Suite I, Laguna Beach, California 92651. AFAM is registered under the Investment Advisers Act of 1940 (the "Investment Advisers Act"). AF Holdings is a Minnesota corporation.

     AFAM's key personnel after the Transaction are shown below. The address of each, as it relates to his duties at AFAM, is the same as that of AFAM.

NAME AND POSITION WITH AFAM       PRINCIPAL OCCUPATION
---------------------------       --------------------

Kenneth E. Dawkins                Director of AFAM. Director and Executive Vice
                                  President  of Miller &  Schroeder  Financial,
                                  Inc., a Minnesota based investment bank since
                                  [_____]. Chief Investment Officer of Miller &
                                  Schroeder   Asset   Management,   Inc.  since
                                  [____].  Founder and Former Chief  Investment
                                  Officer of  Voyageur  Asset  Management  (now
                                  Delaware Funds), a mutual fund complex.

James J. Dlugosch                 President of AFAM.  Assistant  Vice President
                                  of Miller & Schroeder  Financial,  Inc. since
                                  1997. Former financial  consultant with Round
                                  Hill  Financial   Group.   Former   financial
                                  analyst for Bateman  Eichler,  Hill Richards,
                                  Inc.

Al Frank                          Director  of AFAM  and  Consultant  to  AFAM.
                                  Founder of Al Frank Asset Management, Inc.

John Buckingham                   Director of AFAM,  Director  of Research  and
                                  Chief  Portfolio  Manager  of the Fund  since
                                  1998.

TRUSTEES' CONSIDERATION

             The Transaction and the proposed change in control of the investment advisor were presented to the Trustees for consideration at the June 7, 1999 Board Meeting. In addition, the Independent Trustees met at the Board

Meeting with legal counsel to the Trust to review further information. The Trustees, including a majority of the Independent Trustees, voted to approve the Transaction and present a new investment advisory agreement to the vote of shareholders of the Fund. The Board concluded that the Proposal set forth in this Proxy Statement is in the best interest of the Fund and its shareholders.

     The Trustees believe that the terms of the New Agreement are fair to, and in the best interest of, the Trust, the Fund and the shareholders. In making this recommendation, the Trustees exercised their independent judgment based on a careful review of the proposed changes and potential benefits. The Trustees' approval and recommendation that shareholders approve the Proposal were based primarily on the following factors, among others:

     * EXPERIENCE. The Board considered the experience of the key personnel being retained by AFAM in managing investment products. The Board concluded that AFAM, after the Transaction, and through its key personnel, possesses extensive experience in financial advisory services and that its appointment and anticipated level of services to be provided are in the best interests of the shareholders of the Fund;

     * FEES. AFAM has agreed, for an indefinite period, through an Operating Expenses Limitation Agreement to maintain the Fund's annual investment advisory fee as well as the total ordinary operating expenses of the Fund at the same levels (after fee waivers and expense reimbursements) as those in effect under the Operating Expenses Limitation Agreement and the current Prospectus of the Fund during the 1998 fiscal year. Therefore, there will not be any increase in the ordinary operating expense ratio of the Fund as a result of this change in control of the investment advisor for an indefinite period or until the Trustees determine to end the Operating Expenses Limitation Agreement. At its discretion, the Advisor may, however, and not in conjunction with this proposed transaction, terminate its subsidy to the Fund of interest expense on the leverage line of credit of the Fund. This would cause the overall actual expense ratio of the Fund to increase, possibly significantly;

     * PROXY EXPENSES. Shareholders do not pay any expenses related to this Proxy Statement. AFAM or AF Holdings have agreed to bear all expenses incurred in connection with the Transaction that affect the Fund, including, among other things, all expenses related to the preparation of this Proxy Statement and the solicitation of proxies for the Special Meeting;

     * GROWTH OPPORTUNITY. AFAM plans to increase the visibility of the Fund. Moreover, with the proposed change in the control of the investment advisor, the Fund may gain access to a broader pool of potential investors;

     * COMPLIANCE WITH INVESTMENT COMPANY ACT. AFAM has also assured the Trustees that it intends to continue to comply with Section 15(f) of the Investment Company Act. AFAM and AF Holdings are not aware of any express or implied term, condition, arrangement or understanding that would impose an unfair burden on the Fund as a result of the Transaction or the change in control of the investment advisor. AFAM has represented to the Trustees that it and its affiliates will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the Transaction.

     BASED UPON THE FACTORS ABOVE AND ITS EVALUATION OF THE INFORMATION PRESENTED TO IT, AND IN LIGHT OF THE RELEVANT FIDUCIARY DUTIES UNDER FEDERAL AND STATE LAW, THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES OF THE TRUST, DETERMINED THAT THE NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUND IS ADVISABLE AND IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND RECOMMENDED APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BY THE SHAREHOLDERS AT THE SPECIAL MEETING.

RECOMMENDATION AND REQUIRED VOTE

     At the Special Meeting, shareholders of the Fund will vote on the New Agreement attached to this Proxy Statement as EXHIBIT A. The affirmative vote of the holders of a majority of the net asset value of the outstanding shares of the Fund is required to approve the New Agreement. The term "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

     The Agreement and Declaration of Trust of the Trust provides that the presence at a shareholder meeting in person or by proxy of at least forty percent (40%) of the shares of the Fund entitled to vote constitutes a quorum. Thus, the Special Meeting cannot take place on its scheduled date if less than forty percent (40%) of the shares of the Fund are represented at the Special Meeting. If, by the time scheduled for the Special Meeting, a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of the Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against such adjournment those proxies required to be voted against the Proposal.

     In tallying shareholder votes, abstentions (I.E., shares for which a proxy is presented, but which abstains from voting on the Proposal) and '"broker non-votes" (I.E., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter because it is a non-routine matter) will be counted for purposes of determining whether a quorum is present for the conduct of business at the Special Meeting. However, generally broker non-votes do not constitute votes for or against the Proposal, do not constitute an abstention, and will be disregarded in determining votes cast. However, the Proposal requires approval by a "majority of the outstanding voting securities" of the Fund, as that term is used under the Investment Company Act, broker non-votes and abstentions will be considered present for determining the existence of a quorum, but will have the effect of a vote against the Proposal.

SPECIAL MEETING COSTS

     The cost and expense of authorizing, preparing, printing and mailing the enclosed proxy, accompanying Notice and Proxy Statement and all other costs in connection with the solicitation of proxies related to the required approvals and the New Agreement (including related legal fees, trustees' fees and expenses of the Special Meeting, including any additional solicitations made by letter, telephone, telegraph, or otherwise), will be paid by AFAM or AF Holdings. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of AFAM and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, AFAM may retain a firm to solicit proxies on behalf of the Board, the expenses of which will be borne by AFAM or AF Holdings.

ANNUAL REPORT

A COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE AL FRANK FUND, C/O AMERICAN DATA SERVICES, INC., P.O. Box 5536, 150 MOTOR PARKWAY, HAUPPAUGE, NEW YORK 11788-0132 OR BY CALLING (TOLL-FREE) 1-877-829-8413.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     The Trustees are not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IN MAILED IN THE UNITED STATES.


                                 By Order of the Board of Trustees of the Trust,

                                 /s/ Chris O. Moser

                                 Chris O. Moser
                                 Secretary to the Trust

                                    EXHIBIT A

                    FORM OF NEW INVESTMENT ADVISORY AGREEMENT

                                   PROXY CARD
                      ADVISORS SERIES TRUST - AL FRANK FUND
                         SPECIAL MEETING OF SHAREHOLDERS
                               [OCTOBER __, 1999]

The undersigned hereby appoints ____________ and _____________ as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of the Al Frank Fund (the "Fund"), a series of Advisors Series Trust (the "Trust"), held of record by the undersigned on [September __, 1999] or any adjournment thereof.

     1. To approve a new Investment Advisory Agreement between the Trust on behalf of the Fund and Al Frank Asset Management, Inc. ("AFAM"), pursuant to which AFAM will continue to serve as the investment advisor with respect to the assets of the Fund, to become effective upon the acquisition of all of the outstanding capital stock of AFAM by AF Holdings, Inc.;

     2. To transact such other business as may properly come before the Special Meeting, or any adjournment thereof.

You are encouraged to specify your choices by marking the appropriate boxes BELOW. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this card. The Board of Trustees recommends a vote FOR the proposals.

Please mark your votes as in this example.  [X]

                                                      FOR     AGAINST   ABSTAIN
1.   To approve a new Investment Advisory             [ ]       [ ]       [ ]
     Agreement between the Trust on behalf of the Fund and Al Frank Asset Management, Inc.
     ("AFAM"), pursuant to which AFAM will continue to serve as the investment advisor with respect to the assets of the Fund, to become effective upon the acquisition of all of the outstanding capital stock of AFAM by AF
     Holdings, Inc.

1.   To transact such other business as may           [ ]       [ ]       [ ]
     properly come before the Special Meeting,
     or any adjournment thereof.
--------------------------------------------------------------------------------
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1. BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" THE PROPOSAL, AND TO TAKE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------


-----------------------------------          -----------------------------------
Signature                   Date             Signature                 Date

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NOTE:  PLEASE SIGN NAME OR NAMES AS PRINTED ON PROXY TO AUTHORIZE  THE VOTING OF
YOUR SHARES AS INDICATED.  WHERE SHARES ARE  REGISTERED  WITH JOINT OWNERS,  ALL
JOINT  OWNERS  SHOULD  SIGN.  PERSONS  SIGNING  AS  EXECUTORS,   ADMINISTRATORS,
TRUSTEES, ETC. SHOULD SO INDICATE.
--------------------------------------------------------------------------------